UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 8, 2001
                               (October 24, 2000)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                            75-1667097
          NEVADA                   00-09322                (IRS EMPLOYER
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)



                                  4301 WINDFERN
                              HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On October 24, 2000, iExalt, Inc., a Nevada corporation ("iExalt"), agreed to acquire all issued and outstanding stock of CleanWeb, Inc., a Texas corporation ("CleanWeb") effective November 1, 2000. CleanWeb provides premium filtered Internet access nationwide. CleanWeb's operations will be consolidated with the operations of iExalt's ISP division, iExalt.net, but iExalt will market services under both product names.

      As consideration for the acquisition, iExalt issued a total of 2,313,000 common shares in exchange for all issued and outstanding stock of CleanWeb. In addition, if the actual number of CleanWeb's subscribers is above 6,200 or below 6,000 as of October 31, 2000, the agreement provides for an increase or decrease in the number of common shares to be issued by iExalt. The amount of the consideration was based on arms-length negotiation among the parties.

      iExalt also granted "piggyback" registration rights with respect to an aggregate of 200,000 iExalt common shares issued in the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The appropriate financial statements are filed herewith as Annex A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The appropriate pro forma financial information relating to the acquisition is filed herewith as Annex B.

         (c)      EXHIBITS.


                  EXHIBIT NO.                         DESCRIPTION

                    2.1 (1) Stock Exchange Agreement, dated October 24, 2000, between iExalt, Inc. and Ted
                                        L. Parker, the sole shareholder of
                                        CleanWeb, Inc. (schedule and notary
                                        statements omitted).

                    4.1 (1) Investor's Rights Agreement, dated October 24, 2000, by and among iExalt, Inc., certain shareholders of iExalt, and Ted L. Parker (exhibits omitted).


                   99.1 (1) Press release issued by the Company relating to the acquisition of CleanWeb, Inc.

                     (1) Previously filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2000 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   January 8, 2001.                        iExalt, Inc.



                                          By: /s/ CHRIS L. SISK
                                             ---------------------------------
                                                  Chris L. Sisk
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  PRINCIPAL FINANCIAL OFFICER

ANNEX A



                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Cleanweb, Inc.
Lubbock, Texas


We have audited the accompanying balance sheets of Cleanweb, Inc. as of October 31, 2000 and December 31, 1999, and the related statements of operations, changes in stockholder's deficit, and cash flows for the ten months ended October 31, 2000 and the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cleanweb, Inc. at October 31, 2000 and December 31, 1999 and the results of its operations and its cash flows for the ten months ended October 31, 2000 and the year ended December 31, 1999, in conformity with generally accepted accounting principles.



/s/ HARPER & PEARSON COMPANY





Houston, Texas
December 9, 2000

                                                                          CLEANWEB, INC.
                                                                          BALANCE SHEETS
                                                  OCTOBER 31, 2000 AND DECEMBER 31, 1999


                        ASSETS                                OCTOBER 31,    DECEMBER 31,
                                                                  2000          1999
                                                              -----------    -----------
CURRENT ASSETS
        Cash ..............................................   $   131,090    $    89,444
        Accounts receivable ...............................        39,377         44,190
        Accounts receivable, affiliates ...................          --            9,831
        Prepaid expenses ..................................         8,782         48,965
                                                              -----------    -----------

        TOTAL CURRENT ASSETS ..............................       179,249        192,430
                                                              -----------    -----------

PROPERTY, PLANT AND EQUIPMENT
        Furniture, fixtures and equipment .................        97,335         37,020
        Computer systems and software .....................       291,438        288,225
                                                              -----------    -----------
                                                                  388,773        325,245
        Less accumulated depreciation .....................      (201,727)      (110,096)
                                                              -----------    -----------

                                                                  187,046        215,149
                                                              -----------    -----------

OTHER NONCURRENT ASSETS ...................................         1,000          1,000
                                                              -----------    -----------

        TOTAL ASSETS ......................................   $   367,295    $   408,579
                                                              ===========    ===========

           LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
        Accounts payable ..................................   $   185,840    $   200,340
        Accrued expenses ..................................        72,687         76,690
        Accrued expenses, affiliates ......................        21,435           --
        Deferred revenue ..................................       224,488        214,559
        Current obligations under capital leases ..........        54,231         48,373
                                                              -----------    -----------

        TOTAL CURRENT LIABILITIES .........................       558,681        539,962
                                                              -----------    -----------

OBLIGATIONS UNDER CAPITAL LEASES ..........................        70,649         60,324
                                                              -----------    -----------

        TOTAL LIABILITIES .................................       629,330        600,286
                                                              -----------    -----------

STOCKHOLDER'S DEFICIT
        Common stock, par value $1, 1000 shares authorized,
          issued and outstanding ..........................         1,000          1,000
        Additional paid-in capital ........................     3,477,901      2,742,578
        Retained deficit ..................................    (3,740,936)    (2,935,285)
                                                              -----------    -----------

        TOTAL STOCKHOLDER'S DEFICIT .......................      (262,035)      (191,707)
                                                              -----------    -----------

        TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT .......   $   367,295    $   408,579
                                                              ===========    ===========

See accompanying notes.

                                                                  CLEANWEB, INC.
                                                        STATEMENTS OF OPERATIONS
              TEN MONTHS ENDED OCTOBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999




                                                     OCTOBER 31,    DECEMBER 31,
                                                        2000            1999
                                                     -----------    ------------

REVENUES ..........................................  $ 1,054,854    $   712,126
                                                     -----------    -----------

COSTS AND EXPENSES
     Direct expenses ..............................       23,160         23,929
     Salaries and compensation ....................      691,370        874,890
     Advertising, marketing and promotional expense        3,838        447,366
     Telecommunications ...........................      750,135        595,831
     General and administrative ...................      370,928        574,357
                                                     -----------    -----------

     TOTAL EXPENSES ...............................    1,839,431      2,516,373
                                                     -----------    -----------

     LOSS FROM OPERATIONS .........................     (784,577)    (1,804,247)

INTEREST EXPENSE ..................................       21,074         11,613
                                                     -----------    -----------

NET LOSS ..........................................  $  (805,651)   $(1,815,860)
                                                     ===========    ===========

See accompanying notes.


                                                                      CLEANWEB, INC.
                                                 STATEMENTS OF STOCKHOLDER'S DEFICIT
                  TEN MONTHS ENDED OCTOBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999



                                           ADDITIONAL
                               COMMON        PAID-IN      RETAINED     STOCKHOLDER'S
                                STOCK        CAPITAL       DEFICIT       DEFICIT
                             ===========   ===========   ===========   =============
Balance, December 31, 1998   $     1,000   $ 1,362,296   $(1,119,425)   $   243,871


Stockholder contribution .          --       1,380,282          --        1,380,282


Net loss .................          --            --      (1,815,860)    (1,815,860)
                             -----------   -----------   -----------    -----------

Balance, December 31, 1999         1,000     2,742,578    (2,935,285)      (191,707)


Stockholder contribution .          --         735,323          --          735,323


Net loss .................          --            --        (805,651)      (805,651)
                             -----------   -----------   -----------    -----------

Balance, October 31, 2000    $     1,000   $ 3,477,901   $(3,740,936)   $  (262,035)
                             ===========   ===========   ===========    ===========

See accompanying notes.

                                                                          CLEANWEB, INC.
                                                                STATEMENTS OF CASH FLOWS
                      TEN MONTHS ENDED OCTOBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999


                                                             OCTOBER  31,   DECEMBER 31,
                                                                2000           1999
                                                             -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
          Net loss .......................................   $  (805,651)   $(1,815,860)
                                                             -----------    -----------
          Adjustments to reconcile net loss to
          Net cash used by operating activities:
            Depreciation, depletion and amortization .....        91,631         79,152
            Change in Operating Assets and Liabilities
              Accounts receivable ........................        14,644        (26,265)
              Prepaid expenses ...........................        40,183         66,686
              Accounts payable ...........................       (14,500)       198,789
              Accrued expenses ...........................        17,432         47,520
              Deferred revenue ...........................         9,929        200,303
                                                             -----------    -----------

          Net Cash Used By Operating Activities ..........      (646,332)    (1,249,675)
                                                             -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Capital additions .................................        (1,858)       (51,280)
                                                             -----------    -----------

          Net Cash Used By Investing Activities ..........        (1,858)       (51,280)
                                                             -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Contributions of capital ..........................       735,323      1,380,282
       Repayments under capital leases ...................       (45,487)       (19,184)
                                                             -----------    -----------

          Net Cash Provided By Financing Activities ......       689,836      1,361,098
                                                             -----------    -----------

NET INCREASE IN CASH .....................................        41,646         60,143

CASH AT BEGINNING OF PERIOD ..............................        89,444         29,301
                                                             -----------    -----------
CASH AT END OF PERIOD ....................................   $   131,090    $    89,444
                                                             ===========    ===========
       Cash Paid During The Year For:
         Income taxes ....................................   $      --      $      --
                                                             ===========    ===========
         Interest ........................................   $    12,639    $     8,669
                                                             ===========    ===========

SUPPLEMENTAL DISCLOSURE OF NONCASH
  INVESTING AND FINANCING ACTIVITIES:
    Capital additions financed through capital leases ....   $    61,670    $    69,271
                                                             ===========    ===========

See accompanying notes

                                                                  CLEANWEB, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                          OCTOBER 31, 2000 AND DECEMBER 31, 1999


NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            ORGANIZATION AND BASIS OF PRESENTATION - Cleanweb, Inc. ("the Company") was incorporated in Texas on March 20, 1998 as an "S" Corporation for the purpose of developing and marketing internet products and services to families and businesses. The Company operates as an Internet service provider (ISP) that combines extensive databases, a dynamic filter and a word scrubber to check each level of a web site for offensive material.

            MANAGEMENT'S ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While it is believed that such estimates are reasonable, actual results could differ from those estimates.

            CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments having maturities of three months or less at the date of purchase to be cash equivalents.

            ACCOUNTS RECEIVABLE, NET - Accounts receivable results from sales of Internet products and services to commercial customers. Accounts receivable is shown net of allowances for bad debts of $11,700 at October 31, 2000, and December 31, 1999, respectively.

            PROPERTY AND EQUIPMENT - Property and equipment is carried at original cost or adjusted net realizable value, as applicable. Maintenance and repair costs are charged to expense as incurred. When assets are sold or retired, the remaining costs and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in income.

            For financial reporting purposes depreciation of property and equipment is provided using the straight-line method based upon the expected useful lives of each class of assets. Estimated useful lives of assets are as follows: Furniture and fixtures - five years; computer systems and software - three years.

            INTERNALLY DEVELOPED SOFTWARE - The Company continues to develop and improve its filtering technology and its components, building databases and re-writing interfaces to continue to make the Company's filtering service more reliable. Such expenditures are expensed as incurred.

                                                                  CLEANWEB, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                          OCTOBER 31, 2000 AND DECEMBER 31, 1999


NOTE A      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            FINANCIAL INSTRUMENTS FAIR VALUE - The carrying values of the Company's financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, deferred revenues, and obligations under capital lease, approximate their respective fair values due to their relative short maturities and market interest rates.

            REVENUE RECOGNITION - Subscription service revenues are recognized over the period that services are provided. Subscription payments received but not yet earned in accordance with the Company's revenue recognition policy are recorded as deferred revenue on the balance sheet. Revenue is recognized and relieved from deferred revenue as the services are provided over the subscription term. In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements"("SAB 101"), which clarifies certain existing accounting principles for the timing of revenue recognition and its classification in the financial statements. The SEC delayed the required implementation date of SAB 101 by issuing Staff Accounting Bulletins No. 101A, "Amendment: Revenue Recognition in Financial Statements" and 101B, "Second Amendment: Revenue Recognition in Financial Statements" in March and June 2000, respectively. SAB 101 became effective October 1, 2000. The Company believes its current revenue recognition policies are in accordance with SAB 101.

            ADVERTISING EXPENSE - The Company's operations involve significant advertising, marketing and promotional expenditures. The Company expenses such amounts as incurred.

            INCOME TAXES - The Company has elected to be taxed as an "S" corporation. No provision for income taxes is reflected in the financial statements, as they are the responsibility of the stockholder.

 NOTE B     CONDITIONS AFFECTING ONGOING OPERATIONS

            In its brief history, the Company has incurred recurrent net losses and its current liabilities exceed its current assets by $379,432 at October 31, 2000. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, and ultimately to attain profitability. Management's plans regarding operation of the company are to sell its operations and consolidate with another filtered Internet service provider. The Company was subsequently sold to iExalt, Inc. effective November 1, 2000. See Note G.

                                                                  CLEANWEB, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                          OCTOBER 31, 2000 AND DECEMBER 31, 1999


NOTE C      STOCKHOLDER'S EQUITY AND CONTRIBUTIONS OF CAPITAL

            The Company receives additional funding from other companies that are affiliated through common ownership as well as directly from its stockholder to meet its cash operating needs. In addition, some operating and corporate expenses are directly paid by affiliated companies. Management believes that such expenses directly paid or allocated are based upon the level of activity in the normal course of business. The Company treats such payments of expenses as contributions of capital as none of the amounts contributed will be repaid. Contributions made by the stockholder and affiliated companies were $735,323 and $1,380,282 for the ten month period ended October 31, 2000 and the year ended December 31, 1999.


NOTE D      EMPLOYEE BENEFIT PLANS

            The Company has a defined contribution 401(K) plan for substantially all of the employees after three months of service and attainment of age 21. The Plan allows for discretionary employer contributions. Employer contributions totaled $0 for the ten month period ended October 31, 2000 and $1,743 for the year ended December 31, 1999.


NOTE E      LEASES

            The Company leases its corporate offices and some office equipment under operating leases from third parties. Lease expense under operating leases during the ten month period ended October 31, 2000 and the year ended December 31, 1999 was $77,709 and $56,355, respectively. Future minimum payments under long term operating leases for the twelve month periods ending October 31 are:

            2001                                                      $144,110
            2002                                                       143,881
            2003                                                       146,230
            2004                                                       136,202
                                                                      --------

                                                                      $570,423
                                                                      ========

                                                                  CLEANWEB, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                          OCTOBER 31, 2000 AND DECEMBER 31, 1999


NOTE E      LEASES (CONTINUED)

            The Company leases a substantial portion of its computer and telecommunications systems under capital leases. The Company had computer and telecommunication equipment totaling $212,331 and $150,661 under capital leases with accumulated depreciation of $93,508 and $46,520 at October 31, 2000 and December 31, 1999,
            respectively. The Company includes amortization of capital leased assets in its depreciation expense. The Capital leases are payable in monthly installments of principal and interest over a period of three years. Interest rates vary from 13% to 25%. Future minimum lease payments under capital leases for the twelve month periods ending October 31 are as follows:

            2001                                                      $ 66,746
            2002                                                        46,730
            2003                                                        19,894
            2004                                                        10,662
                                                                      --------
                                                                       144,032

            Less amounts pertaining to interest                        (19,152)
                                                                      --------

            Total obligations under capital leases                     124,880

            Less current maturities                                    (54,231)
                                                                      --------

                                                                      $ 70,649
                                                                      ========

NOTE F      COMMITMENTS AND CONTINGENCIES

            During the ten months ended October 31, 2000, the Company agreed to an oral settlement of a wrongful termination claim made by a former employee for $34,500 to be paid in monthly installments plus one year of free Internet service beginning in 2001. The $34,500 is included in accrued expenses at October 31, 2000 and December 31, 1999.

            A former employee of an affiliated company has filed a discrimination compliant. The affiliate's operations were halted prior to December 1998 and the remaining assets and liabilities were merged with the Company's. No provision for loss has been recoded for this contingency as Management believes that any claim against the Company is unlikely. In the event such a claim can be made against the Company, the stockholder has indemnified the Company against any such claim.

                                                                  CLEANWEB, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                          OCTOBER 31, 2000 AND DECEMBER 31, 1999


NOTE F      COMMITMENTS AND CONTINGENCIES (CONTINUED)

            The Company is disputing approximately $97,000 in accounts payable, from one of its telecommunications vendors for amounts, which the vendor is unable to provide itemized statements of services rendered. The Company believes such services were never rendered. No accrual has been recorded in the financial statements for disputed amounts, as management believes that the possibility of paying any disputed amounts is remote.


NOTE G      SUBSEQUENT EVENTS

            On October 24, 2000, all the outstanding stock of the Company was acquired by iExalt, Inc. ("iExalt"), effective November 1, 2000, for 2,313,000 shares of iExalt's common stock. iExalt currently markets several different products and services including a filtered ISP to the Christian community. The transaction was accounted for as a purchase and a preliminary estimate of goodwill was recorded in the amount of $2,237,000. The Company is combining its operations with the operations of iExalt and its filtered ISP, but will continue to market its services under the Cleanweb name.

ANNEX B

PRO FORMA FINANCIAL INFORMATION

      The unaudited pro forma Balance Sheet is presented based upon iExalt's fiscal year end of August 31, 2000. The pro forma Balance Sheet reflects the acquisition by iExalt of CleanWeb on October 24, 2000 and effective November 1, 2000 as if it had occurred on August 31, 2000 and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles. The pro forma adjustments to reflect the disposition of First Choice Marketing, Inc. on September 22, 2000 are shown separately as noted in Notes A and B to the unaudited Pro Forma Balance Sheet and Statement of Operations.

      The unaudited pro forma income statement for the year ended August 31, 2000 reflects the acquisition by iExalt of CleanWeb on October 24, 2000 and effective November 1, 2000 as if it had occurred on September 1, 1999. The unaudited pro forma statement of operations presented below should be read along with the pro forma income statement filed in Note B of iExalt, Inc.'s 10KSB which is the starting point for the pro forma income statement below. The pro forma income statement filed in the 10KSB reflects the following acquisitions as if they had occurred on September 1, 1999: Keener Communications Group, Inc. (July, 2000), PremierCare, LLC (July, 2000), First Choice Marketing, Inc. (December, 1999), Premiere Speakers Bureau, Inc. (December, 1999), and Wordcross Enterprises, Inc. (October, 1999). The pro forma adjustments to reflect the disposition of First Choice Marketing, Inc. as if it occurred concurrent with the First Choice acquisition (December 1999) are shown separately.

      The pro forma financial data do not purport to represent what iExalt's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of iExalt's combined financial position or results of operations for any future period. Since the acquired entities were not under common control or management prior to their acquisitions by iExalt, the historical combined results may not be comparable to, or indicative of, future performance.

                                  IEXALT, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 AUGUST 31, 2000

                                         IEXALT AND                        DISPOSITION
                                        SUBSIDIARIES                        PRO FORMA
                                         PER 10KSB                         ADJUSTMENTS    SUBTOTAL
                                        ------------------------------------------------------------
ASSETS:
Current assets ......................   $ 1,295,486                (A)    $   (74,379)   $ 1,221,107
Property & equipment, net ...........       717,025                (A)        (45,225)       671,800
Goodwill, net .......................     2,462,244                              --        2,462,244
Other assets ........................       272,853                (A)         (6,852)       266,001
                                        ------------------------------------------------------------
Total Assets ........................   $ 4,747,608                       $  (126,456)   $ 4,621,152
                                        ============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities .................   $ 2,894,951                (A)    $   (22,447)   $ 2,872,504
Long-term liabilities ...............        98,074                              --           98,074
Shareholders' equity ................     1,754,583                (A)       (104,009)     1,650,574
                                        ------------------------------------------------------------
Total Liabilities & Equity ..........   $ 4,747,608                       $  (126,456)   $ 4,621,152
                                        ============================================================


                                                                           PRO FORMA      PRO FORMA
                                          SUBTOTAL      CLEANWEB          ADJUSTMENTS       TOTAL
                                        ------------------------------------------------------------
ASSETS:
Current assets ......................   $ 1,221,107   $   179,249         $      --      $ 1,400,356
Property & equipment, net ...........       671,800       187,046                --          858,846
Goodwill, net .......................     2,462,244          --    (C)      2,236,680      4,698,924
Other assets ........................       266,001         1,000                --          267,001
                                        ------------------------------------------------------------
Total Assets ........................   $ 4,621,152   $   367,295         $ 2,236,680    $ 7,225,127
                                        ============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities .................   $ 2,872,504   $   558,681  (C)    $    23,605    $ 3,454,790
Long-term liabilities ...............        98,074        70,649                --          168,723
Shareholders' equity ................     1,650,574      (262,035) (C)      2,213,075      3,601,614
                                        ------------------------------------------------------------
Total Liabilities & Equity ..........   $ 4,621,152   $   367,295         $ 2,236,680    $ 7,225,127
                                        ============================================================

                                  IEXALT, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000

                                     PRO FORMA
                                     IEXALT AND                      DISPOSITION
                                    SUBSIDIARIES                      PRO FORMA
                                      PER 10KSB                      ADJUSTMENTS       SUBTOTAL
                                    -------------------------------------------------------------
REVENUES ........................   $  8,101,283                     $       --      $  8,101,283
EXPENSES ........................     15,853,424                 (B)      136,009      15,989,433
                                    ------------                     ------------    ------------
LOSS FROM OPERATIONS ............     (7,752,141)                                      (7,888,150)
OTHER INCOME (EXPENSES) .........        (76,628)                            --           (76,628)
                                    ------------                     ------------    ------------


NET LOSS ........................   $ (7,828,769)                    $   (136,009)   $ (7,964,778)
                                    ============                     ============    ============

NET LOSS PER SHARE ..............   $      (0.29)                                    $      (0.29)
                                    ============                                     ============

WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING ................     27,032,656                                       27,057,656
                                    ============                                     ============


                                                                      PRO FORMA        PRO FORMA
                                      SUBTOTAL        CLEANWEB       ADJUSTMENTS         TOTAL
                                    -------------------------------------------------------------
REVENUES ........................   $  8,101,283    $  1,054,854     $       --      $  9,156,137
EXPENSES ........................     15,989,433       1,839,431 (D)      111,834      17,940,698
                                    ------------    ------------     ------------    ------------
LOSS FROM OPERATIONS ............     (7,888,150)       (784,577)        (111,834)     (8,784,561)

OTHER INCOME (EXPENSES) .........        (76,628)        (21,074)            --           (97,702)
                                    ------------    ------------     ------------    ------------

NET LOSS ........................   $ (7,964,778)   $   (805,651)    $   (111,834)   $ (8,882,263)
                                    ============    ============     ============    ============

NET LOSS PER SHARE ..............   $      (0.29)                                    $      (0.30)
                                    ============                                     ============

WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING ................     27,057,656                                       29,370,656
                                    ============                                     ============


The Pro Forma Adjustments consisted of the following:

(A) To reflect the disposition of the assets of First Choice Marketing as of August 31, 2000 as filed under the 8K/A dated December 11, 2000.

(B) To reflect the related profit and loss effect through September 22, 2000 (the date of disposition) of First Choice Marketing as if it had occurred during the year ended August 31, 2000, as filed under the 8K/A dated December 11, 2000.

(C) To record the goodwill from the acquisition of CleanWeb, Inc.

(D) To record the related amortization of goodwill as if the acquisition of CleanWeb, Inc. occurred as of September 1, 1999